SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               FIFTH AMENDMENT TO
                                 CURRENT REPORT
                           ON FORM 8-K



             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report :  November 13, 1996
                 ------------------

(Date of earliest event reported):      (December 15, 1995 )
                                        --------------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             (Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State or other jurisdiction of incorporation)
                       0-17206                13-3029797
                       --------               ----------

             Commission File No.         I.R.S. Employer Identification


                  630 Third Avenue, New York, NY        10017
                  ------------------------------     --------

                Address of principal executive offices  Zip Code



                                 (212) 557-0022
                                 --------------

              Registrant's telephone number,  including area code
ITEM 5.  OTHER EVENTS


     On December 15, 1995, Management Technologies, Inc. ("the Company") entered into a letter agreement (the "Letter Agreement") with Israel Trading Fund Ltd. ("ITF") and Select Capital Advisors, Inc. ("Select Capital") with regard to the placement and subscription of the Company's 9% Subordinated Convertible Debentures (the "Debentures") in the original aggregate amount of $6,000,000, maturing on December 31, 1997, pursuant to a resolution of the Company's Board of Directors. Under the Letter Agreement, the Debentures were to be subscribed in four tranches as follows:
1. The Series A Debentures, in the original amount of $1,250,000 were due to close on or prior to December 15, 1995, subject to the Company's arranging for its management or others (1) to acquire $1,000,000 of common shares of the Company ("Shares") on or prior to December 22, 1995 and (2) to execute a commitment prior to such date for the acquisition of $250,000 of additional Shares which note will mature on or prior to April 30, 1996. The Company met the conditions precedent for the closing of the Series A debentures as evidenced in letters dated December 15, 1995 and annexed hereto as Exhibits 10.181 and 10.182. The amount of the Series A Debentures was increased to $1,950,000 by letter agreement dated December 22, 1995. The Series A Debentures are convertible at the lower of $.48 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5)
     consecutive business days immediately preceding the conversion date.   On
     December 29, 1995, the Company completed all of the transactions wherein the Company issued six Series A Debentures in the aggregate amount of $1,850,000 as follows:
        HOLDER                AMOUNT                 CLOSING DATE
        Torah                 $600,000               December 20,
        Vachesed                                     1995
        Lezra Vesad
        Shulamit              $550,000               December
        Pritzker                                     20,1995
        Dovasar               $200,000               December 29,
        S.A.                                         1995
        Aaron Meyer           $400,000               December
        Gee                                          22,1995
        Chava                 $100,000               December 29,
        Fischman                                     1995

     The following tranch "A" debentures have been presented for conversion:
CONVERSION                                                        CONVERSION
DATE               HOLDER                           AMOUNT        SHARES
February 8, 1996   Schulamit Pritzker                $120,000   256,000
February 20, 1996  Torah Vachesed Lezra Vesad        $300,000   625,000
February 26, 1996  Shulamit Pritzker                 $200,000   416,667
March 4, 1996      Torah Vachesed Lezra Vesad        $300,000   625,000
March 4, 1996      Dovasar S.A.                      $200,000   416,667
March 4, 1996      Chava Fischman                    $100,000   208,333
April 22, 1996     Aron Meyer Gee                    $250,000   520,833
September 18, 1996 Aron Meyer Gee                    $150,000   853,336
September 18, 1996 Shulamit Pritzker                 $125,000   711,111


2. The Series B Debentures, in the amount of $1,500,000 were due to close on or prior to February 10, 1996, subject to the Company's not suffering a loss for the quarter ending January 31, 1996 per the Company's unaudited financial statements for the quarter ending January 31, 1996, as certified by the Company's President and Chief Financial Officer. The Series B Debentures are convertible at the lower of $.53 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date. On February 16, 1996, the Company completed transactions wherein the Company issued Series B Debentures in the aggregate amount of $1,500,000 as follows:
     HOLDER                      AMOUNT             CLOSING DATE
     Henry Zieleniec              $300,000          January 25, 1996
     Raphael Lapidus              $100,000          January 29, 1996
     Miriam Herzel                $100,000         January 29, 1996
     Yosef Yud                    $400,000          January 29, 1996
     Menachem Begun               $450,000          January 29, 1996
     Shulamit Pritzker            $150,000          February 16, 1996

     On March 12, 1996, the Company filed a Quarterly Report on Form 10-QSB with the Securities and Exchange Commission showing a net profit of $17,000 for the quarter ended January 31, 1996.
     The following tranch "B" debentures have been presented for conversion:
     CONVERSION                                                      CONVERSION
     DATE                          HOLDER           AMOUNT           SHARES
     July 19, 1996                Menachem Begun    $450,000           1,238,987
     September 10, 1996           Josef Yud         $217,100           1,759,847
     September 18, 1996           Henry Zieleniec   $300,000           1,706,667
     September 18, 1996           Shulamit          $150,000             853,334
                                  Pritzker
     October 24, 1996             Joseph Yud        $200,000           2,602,096
     October 24, 1996             Miriam Herzel     $100,000           1,301,048
     October 24, 1996             Raphael Lapidus   $100,000           1,301,048

3. The Series C Debentures, in the original amount of $1,500,000 was due to close on or prior to March 15, 1996 subject to the Company entering into at least two contracts with financial institutions for the purchase of the Company's products, which contracts would generate not less than $2,000,000 in gross revenues, and not less than $1,000,000 in gross revenues would be
     recognisable on or prior to April 30, 1996.   The Company met said
     condition by the closing of software sales to Cariplo and Landes Rheinland Pflaz which will generate $2,400,000 in gross revenue, of which $1,600,000 will be recognized on or prior to April 30, 1996. The Board of Directors of the Company resolved to approve an amendment to the terms and amount of the Series C Debentures, and pursuant to said resolution, the Company, ITF and Select Capital agreed to amend the Letter Agreement to increase Tranch "C" to $3,550,000 and to amend the Tranch "C" conversion terms to the lower of $0.85 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five
     (5) consecutive business days immediately preceding the conversion date from the lower of $1.04 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the
     conversion date.   On March 26, 1996, the Company completed transactions
     wherein the Company issued Series C Debentures in the aggregate amount of $3,550,000 as follows:
      HOLDER                           AMOUNT   CLOSING DATE
      Shulamit Pritzker               $650,000               February 28, 1996
      Joseph Weinburg                 $500,000               February 28, 1996
      Torah Vachesed Lezra            $400,000               February 28, 1996
      Vesad
      Josef Yud                       $500,000               February 28, 1996
      Aaron Meyer Gee                 $500,000               February 28, 1996
      Dovasar S.A.                    $500,000               February 28, 1996
      Israel Daniel Levy              $190,000                  March 26, 1996
      Josef Yud                       $110,000                  March 26, 1996
      Mary Park Properties,           $200,000                  March 26, 1996
      Ltd.

     The following tranch "C" debentures have been presented for conversion:
      CONVERSION                                                CONVERSION
      DATE             HOLDER                 AMOUNT            SHARES
      April 25, 1996       Schulamit Pritzker           $650,000     1,116,780
      May 8, 1996          Aaron Meyer Gee              $500,000       895,106
      May 8, 1996          Josef Yud                    $175,000    313,339
      May 24, 1996         Torah Vachesed               $100,000       185,508
                           Lezra Vesad
      May 28, 1996         Josef Yud                    $175,000    334,381
      July 2, 1996         Daniel Levy                  $102,400       227,950
      July 10, 1996        Torah Vachesed               $300,000       711,111
                           Lezra Vesad
      July 25, 1996        Joseph Weinburg              $500,000     1,333,333
      July 21, 1996        Dovasar S.A.                 $500,000     1,362,027
      July 19, 1996        Israel Daniel Levy            $92,587       254,863
      September 6, 1996    Joseph Yud                   $104,290       351,292
      September 10, 1996   Joseph Yud                    $52,404       235,358
      September 18, 1996   Mary Park                     $62,640       356,351
                           Properties
      October 24, 1996     Joseph Yud                   $110,000     1,412,045
      October 24, 1996     Mary Park                    $140,000     1,797,148
                           Properties

4. Series D Debenture, in the original amount of $1,750,000 was due to close on or prior to May 15, 1996, at the option of the Company and at the option of ITF and Select Capital, subject to the Company not suffering a loss in the fiscal year ending April 30, 1996 per the Company's unaudited financial statements for the year ending April 30, 1996, as certified by the
     Company's President and Chief Financial Officer.   The Board of Directors
     of the Company resolved to approve an amendment to the terms and amount of the Series D Debentures, and pursuant to said resolution, the Company, ITF and Select Capital agreed to amend the Letter Agreement to increase Tranch "D" to $3,000,000 and to amend the Tranch "D" conversion terms to the lower of $0.60 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five
     (5) consecutive business days immediately preceding the conversion date from the lower of $1.38 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the
     conversion date.   On May 20, 1996, the Company completed transactions
     wherein the Company issued one Series D Debentures as follows:
          HOLDER                           AMOUNT          CLOSING DATE
          Michal Afi                       $500,000         May 20, 1996

     The D debenture was presented for full conversion on September 18, 1996. 2,844,445 conversion shares were issued to the note holder.
     The Debentures are all due and payable on December 31, 1997, and all principal and interest is convertible by the Holders thereof into Shares. The conversion period starts 45 days from the closing date of the respective Debenture issuances and ends on the maturity date of the respective Debentures. In the event that the Debentures are not converted by the Holders thereof at maturity, then in that event, the Debentures are automatically converted by their terms into Shares. The Shares to be issued upon conversion are issued pursuant to a Regulation "S" exemption of the Securities Act of 1933, as amended. The Holders have represented that they qualify pursuant to the exemption.
     The Company agreed to pay 5% of face amount of all Debentures ("Gross proceeds") to ITF, 5% of Gross Proceeds Select Capital, 3% of Gross Proceeds to Barrocas & Behzadi Investments and 0.5% to London Select Enterprises Ltd. In addition, the Company agreed to issue to Barrocas & Behzadi that number of shares equivalent to 1% of the Gross Proceeds, with a share price based on the lower of $0.75 per Share or the bid price on the Debentures closing date, and 1 one (1) warrant (the "Warrants") to purchase one (1) Share per $10 of Gross Proceeds as directed by ITF and Select Capital. The Warrants are exercisable at after June 15, 1996 at $0.69 per Share and expire in two and a half years. The Company issued the following warrants to purchase common shares, as directed by ITF and Select Capital:
        DATE                       ISSUED TO:                       NUMBER OF
                                                                    WARRANTS
        01/18/96                   London Select Enterprises, Ltd       92,500
        01/18/96                   First Geneva Holding, Inc.           92,500
        03/26/96                   London Select Enterprises, Ltd      152,500
        03/26/96                   First Geneva Holding, Inc.          152,500
The Company issued the following shares as directed by Barrocas & Behzadi
Investments:
        DATE                            ISSUED TO:               NUMBER OF
                                                                 SHARES
        05/31/96                        Fahrad Behzadi                  27,600
        05/31/96                        Jacob Barrocas                  27,600
        05/31/96                        Kevin Smokowski                 36,800



ITEM 7.  EXHIBITS
10.115. Copy of Letter Agreement dated December 15, 1995 with Israel Trading Fund, Ltd. and Select Capital Advisors, Inc. (*)
10.116. Copy of Letter Agreement dated December 22, 1995 with Israel Trading Fund, Ltd. and Select Capital Advisors, Inc. (*)
10.117 Copy of Agreement For Consulting Services with Barrocas and Behzadi Investments dated November 27, 1995. (*)
10.118 Copy of 9% Convertible A Debenture issued to Torah Vachesed Lezra Vesad dated December 19, 1995. (*)
10.119         Copy of Escrow Agreement with Barry B. Globerman, dated December
               20, 1995.
10.120         Copy of a Treasury Order dated December 20, 1995. (*)
10.121 Copy of an Offshore Securities Subscription Agreement with Torah Vachesed Lezra Vesad dated December 20, 1995. (*)
10.122 Copy of 9% Convertible A Debenture issued to Schulamit Pritzker dated December 19, 1995. (*)
10.123 Copy of Escrow Agreement with Barry B. Globerman, dated December 20, 1995. (*)
10.124         Copy of a Treasury Order dated December 20, 1995. (*)
10.125 Copy of an Offshore Securities Subscription Agreement with Schulamit Pritzker dated December 20, 1995 (*)
10.126 Copy of 9% Convertible A Debenture issued to Aaron Meyer Gee dated December 22, 1995. (*)
10.127 Copy of Escrow Agreement with Barry B. Globerman, dated December 22, 1995. (*)
10.128         Copy of a Treasury Order dated December 20, 1995. (*)
10.129 Copy of an Offshore Securities Subscription Agreement with Aaron Meyer Gee dated December 22, 1995 (*)
10.130 Copy of 9% Convertible A Debenture issued to Dovasar S.A., dated December 29, 1995. (*)
10.131 Copy of Escrow Agreement with Barry B. Globerman, dated December 29, 1995. (*)
10.132         Copy of a Treasury Order dated December 29, 1995. (*)
10.133 Copy of an Offshore Securities Subscription Agreement with Dovasar S.A. dated December 29, 1995 (*)
10.134         Copy of 9% Convertible A Debenture issued to Chava Fischman,
               dated December 29, 1995.      (*)
10.135 Copy of Escrow Agreement with Barry B. Globerman, dated December 29, 1995. (*)
10.136         Copy of a Treasury Order dated December 29, 1995. (*)
10.137 Copy of an Offshore Securities Subscription Agreement with Shava Fischman dated December 29, 1995 (*)
10.138 Copy of 9% Convertible B Debenture issued to Henry Zieleniec, dated January 25, 1996. (*)
10.139 Copy of Escrow Agreement with Barry B. Globerman, dated January 25, 1996. (*)
10.140         Copy of a Treasury Order dated January 25, 1996. (*)
10.141 Copy of an Offshore Securities Subscription Agreement with Henry Zieleniec dated January 25, 1996. (*)
10.142 Copy of 9% Convertible B Debenture issued to Raphael Lapidus, dated January 29, 1996. (*)
10.143 Copy of Escrow Agreement with Barry B. Globerman, dated January 29, 1996. (*)
10.144         Copy of a Treasury Order dated January 29, 1996. (*)
10.145 Copy of an Offshore Securities Subscription Agreement with Raphael Lapidus dated January 29, 1996. (*)
10.146 Copy of 9% Convertible B Debenture issued to Miriam Herzel, dated January 29, 1996. (*)
10.147 Copy of Escrow Agreement with Barry B. Globerman, dated January 29, 1996. (*)
10.148         Copy of a Treasury Order dated January 29, 1996. (*)
10.149 Copy of an Offshore Securities Subscription Agreement with Miriam Herzel dated January 29, 1996 (*)
10.150         Copy of 9% Convertible B Debenture issued to Yosef Yud, dated
               January 29, 1996.   (*)
10.151 Copy of Escrow Agreement with Barry B. Globerman, dated January 29, 1996. (*)
10.152         Copy of a Treasury Order dated January 29, 1996  (*)
10.153 Copy of an Offshore Securities Subscription Agreement with Yosef Yud dated January 29, 1996. (*)
10.154 Copy of 9% Convertible B Debenture issued to Menachem M. Begun, dated January 30, 1996. (*)
10.155 Copy of Escrow Agreement with Barry B. Globerman, dated January 30, 1996. (*)
10.156         Copy of a Treasury Order dated January 30, 1996  (*)
10.157         Copy of an Offshore Securities Subscription Agreement with
               Menachem M. Begun   dated January 30, 1996. (*)
10.159 Letter Agreement between the Company, ITF and Select Capital dated February 28, 1996 (**)
10.160 Copy of 9% Convertible C Debenture issued to Shulamit Pritzker, dated February 28, 1996. (**)
10.161 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.162         Copy of a Treasury Order dated February 27, 1996 (**)
10.163 Copy of an Offshore Securities Subscription Agreement with Shulamit Pritzker dated February 27, 1996. (**)
10.164 Copy of 9% Convertible C Debenture issued to Joseph Weinburg, dated February 28, 1996. (**)
10.165 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.166         Copy of a Treasury Order dated February 28, 1996   (**)
10.167 Copy of an Offshore Securities Subscription Agreement with Joseph Weinburg dated February 28, 1996. (**)
10.168 Copy of 9% Convertible C Debenture issued to Torah Vachesed Lezra Vesad, dated February 28, 1996. (**)
10.169 Copy of Escrow Agreement with Barry B. Globerman, dated February 27, 1996. (**)
10.170         Copy of a Treasury Order dated February 27, 1996   (**)
10.171 Copy of an Offshore Securities Subscription Agreement with Torah Vachesed Lezra Vesad, dated February 28, 1996. (**)
10.172 Copy of 9% Convertible C Debenture issued to Yosef Yud, dated February 28, 1996. (**)
10.173 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.174         Copy of a Treasury Order dated February 28, 1996. (**)
10.175 Copy of an Offshore Securities Subscription Agreement with Yosef Yud, dated February 28, 1996. (**)
10.176 Copy of 9% Convertible C Debenture issued to Aaron Meyer Gee, dated February 28, 1996. (**)
10.177 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.178         Copy of a Treasury Order dated February 28, 1996. (**)
10.179 Copy of an Offshore Securities Subscription Agreement with Aaron Meyer Gee, dated February 28, 1996. (**)
10.180 Copy of 9% Convertible C Debenture issued to Dovasar S.A., dated February 29, 1996. (**)
10.181 Copy of Escrow Agreement with Barry B. Globerman, dated February 29, 1996. (**)
10.182         Copy of a Treasury Order dated February 29, 1996. (**)
10.183 Copy of an Offshore Securities Subscription Agreement with Dovasar S.A., dated February 29, 1996. (**)
10.184 Letter from Management Technologies, Inc. to Barry B. Globerman dated December 15, 1995. (**)
10.185 Letter from MTi Abraxsys Systems, Inc. to Management Technologies, Inc. dated December 15, 1995. (**)
10.187 Copy of 9% Convertible C Debenture issued to Israel Daniel Levy, dated March 26, 1996. (***)
10.188 Copy of Escrow Agreement with Barry B. Globerman, dated March 26, 1996. (***)
10.189         Copy of a Treasury Order dated March 26, 1996   (***)
10.190 Copy of an Offshore Securities Subscription Agreement with Israel Daniel Levy, dated March 26, 1996. (***)
10.191         Copy of 9% Convertible C Debenture issued to Joseph Yud, dated
               March 26, 1996.     (***)
10.192 Copy of Escrow Agreement with Barry B. Globerman, dated March 26, 1996. (***)
10.193         Copy of a Treasury Order dated March 26, 1996   (***)
10.194 Copy of an Offshore Securities Subscription Agreement with Joseph Yud, dated March 26, 1996. (***)
10.195 Copy of 9% Convertible C Debenture issued to Mary Park Properties, Ltd., dated March 26, 1996. (***)
10.196 Copy of Escrow Agreement with Barry B. Globerman, dated March 26, 1996. (***)
10.197         Copy of a Treasury Order dated March 26, 1996   (***)
10.198 Copy of an Offshore Securities Subscription Agreement with Mary Park Properties, Ltd., dated March 26, 1996. (***)
10.199 Copy of 9% Convertible D Debenture issued to Michal Alif, dated May 2, 1996 . (***)
10.200         Copy of Escrow Agreement with Barry B. Globerman, dated May 2,
               1996.  (***)
10.201         Copy of a Treasury Order dated May 2, 1996   (***)
10.202 Copy of an Offshore Securities Subscription Agreement with Michal Alif, dated May 2, 1996. (***)
(*) incorporated by reference to exhibit likewise numbered to the Company's current report on Form 8-K filed on February 8, 1996.
(**) incorporated by reference to exhibit likewise numbered to the Company's current report on Form 8-KA filed on March 27, 1996.
(***) incorporated by reference to exhibit likewise numbered to the Company's current report on Form 8-KA filed on July 11, 1996.



                                   SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MANAGEMENT TECHNOLOGIES, INC.
                              -----------------------------

                              (Registrant)


                              /s/ Peter Morris
                                 --------------------------------------

                              Peter Morris
                              President & Chief Operating Officer


Dated:    New York, New York
          November 13, 1996